First Quarter 2008 Operational Update
May 6, 2008
Fred Barrett
CEO and Chairman
Joe Jaggers
COO and President
Bob Howard
CFO
Drilling #14-30-36, Blacktail Ridge, Uinta Basin
1099 18 Street, Suite 2300 Denver, Colorado 80202 303.312.8155, fax 303.291.0420 www.billbarrettcorp.com NYSE: BBG
Investor Relations contact: Jennifer Martin    jmartin@billbarrettcorp.com
EXHIBIT 99.2
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This presentation and the associated First Quarter 2008 conference call contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the
Securities Exchange Act of 1934. These statements include terminology such as “may”, “could”,
“should”, “expect”, “plan”, “project”, “intend”, “anticipate”, “believe”, “estimate”, “predict”, “potential”,
“encouraged”, “positive”, “pursue”, “target”, “seek”, “objective”, “prognosis”, “guidance”, and “continue”, the negative of such terms or other comparable terminology.  These forward-looking statements reflect
Bill Barrett Corporation's current views with respect to future events, based on what it believes are reasonable assumptions. No assurance can be given, however, that these events will occur. These statements are subject to risks and uncertainties that could cause actual results to differ materially including, among other things, exploration drilling and test results, transportation, processing, availability of third party gathering, market conditions, oil and gas price volatility, the availability and cost of services and materials, the ability to obtain industry partners to jointly explore certain prospects, the ability to receive drilling and other permits and regulatory approvals, surface access and costs, uncertainties inherent in oil and gas production operations and estimating reserves, unexpected future capital expenditures, competition, the success of Bill Barrett Corporation’s risk management activities, governmental regulations and other factors discussed in the Company's reports filed with the SEC, including the Annual Report on Form 10-K for the year ended December 31, 2007.  Actual results may differ materially from those anticipated or implied in the forward-looking statements.  Bill Barrett
Corporation does not undertake any obligation to publicly update any forward-looking statements. The information contained in this presentation does not constitute an offer or the solicitation of any offer to buy or sell securities and does not purport to be an analysis of the Company’s financial position.
Forward – Looking and Other Cautionary Statements
Forward – Looking and Other Cautionary Statements

Key Corporate Highlights
Key Corporate Highlights
Production up 28% to 18.2 Bcfe
Discretionary cash flow up 58% to $108 million, or
$2.40 per share
Net income up 116% to $31 million, or $0.68 per share
Strong Rocky Mountain natural gas prices
Average realized price $8.02
CIG first of month pricing increased from
$5.98/MMBtu in January to $8.94/MMBtu in May
1   Quarter 2008
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Key Financial/Operating Highlights
Key Financial/Operating Highlights
1Q '08 1Q '07 Variance 4Q '07 Variance
Production (Bcfe)
18.2 14.2 28% 17.2 6%
Discretionary cash flow*
-in millions $108.3 $68.5 58% $70.1 54%
-per diluted share $2.40 $1.55 55% $1.56 54%
-per mcfe $5.95 $4.84 23% $4.07 46%
Net Income
-in millions $30.7 $14.2 116% $2.5 1128%
-per diluted share $0.68 $0.32 113% $0.06 1033%
Per Mcfe
-Realized price (including hedge effects) $8.19 $6.84 20% $6.19 32%
-LOE $0.51 $0.62 -18% $0.51 0%
-Gathering and transportation expense $0.52 $0.36 44% $0.46 13%
-Production taxes $0.56 $0.39 44% $0.45 24%
-G & A (excluding stock based comp)* $0.58 $0.51 14% $0.56 4%
-Depreciation, depletion and amortization $2.80 $2.89 -3% $2.73 3%
* Non-GAAP measure reconciled to GAAP in the earnings release
  (Unaudited)
Sequential Year over Year

Development Update
Development Update
Uinta Basin, Utah – West Tavaputs
One shallow rig operating – well count: 50 to 55
2    and 3    shallow rigs June – July
Delayed drilling of western deep structure until after EIS Record of Decision (ROD)
EIS ROD expected during second half 2008
Currently producing 76 MMcfe/d (net)
Increased processing capacity (70 MMcf/d), June 15
Piceance Basin, Colorado – Gibson Gulch
Four rigs operating – well count: 120 – 125
Currently producing 88 MMcfe/d (net)
Increased compression capacity (30 MMcf/d), July 1
Powder River Basin, Wyoming – CBM
Four rigs operating – well count: 225 – 235
Production continues to be curtailed at Cat Creek
Currently producing 19 MMcfe/d (net)
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Delineation and Exploration Update
Delineation and Exploration Update
Uinta Basin, Utah – Blacktail Ridge/Lake Canyon
Drilled 11 Wasatch wells, 8 wells completed, continuous 2008 program
Current field rates of nearly 1000 Bopd
Paradox Basin, Colorado – Yellow Jacket / Green Jacket / Salt Flank
Yellow Jacket – 1st horizontal well to spud during 2Q; 3-D completed
Green Jacket – established partner, drilling this Summer
Salt Flank – established partner, drilling this Summer
Uinta Basin, Utah – Hook
Plan 2 – 3 wells during 2008
Wind River Basin, Wyoming – Cave Gulch
CG 31-32 well drilling ahead at 16,355’, expect TD 18,950’ June
Plan 2 – 3 wells during 2008
Montana Overthrust, Montana – Circus
Further drilling and coring planned during 2008, plan 3 – 4 wells
Bighorn Basin, Wyoming – Big Horn
Planning 1 well 2H 2008